UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2012

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey		07927
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note

On October 17, 2012, Emisphere Technologies, Inc. (“Emisphere”) issued a promissory note (the “Note”) to MHR Institutional Partners IIA LP, MHR Institutional Partners II LP, MHR Capital Partners Master Account LP, and MHR Capital Partners (100) LP (collectively, the “Bridge Lender” and together with certain of their affiliated funds, “MHR”) in the principal amount of $1,400,000 to be advanced by the Bridge Lender to the Company pursuant to the terms thereof (the “Bridge Loan”). The Note provides for an interest rate of 13% per annum. Pursuant to the terms of the Note, the entire principal amount advanced by the Bridge Lender pursuant to the Note, plus all accrued interest thereon, is payable on demand, provided that no demand may be made prior to January 17, 2013, and provided further that if the Bridge Lender in its reasonable discretion determines that the Company has made sufficient progress towards the consummation of a qualified equity financing, as described in the Note (an “Equity Financing”) by January 17, 2013, then no demand may be made prior to February 17, 2013 (such date of demand, the “Maturity Date”). The Note provides that the Maturity Date will be accelerated to the closing date of an Equity Financing. The obligations under the Note are secured in accordance with the terms of the Amendment to the Security Agreement (as each term is defined below).

A copy of the Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Pledge and Security Agreement

Also on October 17, 2012, in connection with the Note, Emisphere and MHR entered into that certain Amendment to Pledge and Security Agreement (the “Amendment”). The Amendment amends that certain Pledge and Security Agreement, dated as of September 26, 2005 (as amended to date, the “Security Agreement”) to, among other things, include the Bridge Loan as an obligation secured by the terms of the Security Agreement and to include the Bridge Lender as a beneficiary of the terms of the Security Agreement. Pursuant to the terms of that certain Master Agreement and Amendment, dated June 4, 2010, by and between Emisphere and Novartis Pharma AG (“Novartis”), the Amendment expressly excludes certain intellectual property licensed to Novartis from the collateral securing the Bridge Loan. In accordance with the terms of that certain 11.00% Senior Secured Convertible Note issued by Emisphere to MHR, MHR also provided a written consent to allow for the issuance of the Note and related obligations provided under the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Employment Agreement

On October 15, 2012, the Company entered into an Employment Agreement with Carl V. Sailer (the “Employment Agreement”), pursuant to which the Company appointed Mr. Sailer as its Vice President of Marketing and Sales.

The Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein, provides as follows:

•

The effective date of the Employment Agreement is October 15, 2012 (the “Effective Date”). The initial term of the Employment Agreement is three years, and the agreement will automatically renew for additional one-year terms unless either party provides notice of non-renewal to the other party at least six months prior to the end of the initial term or any renewal terms.

•	The Employment Agreement provides for an annual base salary of $255,000, with eligibility to receive an annual bonus of up to $114,750.

•

Pursuant to the Employment Agreement, the Company agreed to grant to Mr. Sailer a qualified stock option (the “Option”) to purchase up to 160,000 shares of the Company’s common stock (the “Option Shares”) in four equal installments of 40,000 options each. The first such grant occurred on the Effective Date, and the 40,000 Option Shares subject to this initial grant will vest on January 1, 2013. Each of the remaining three grants shall occur on the first, second, and third anniversary of the Effective Date, respectively, and all Option Shares granted on such dates shall vest on the first anniversary of such grant, all as more specifically described in the Employment Agreement. All Option Shares shall have an exercise price equal to the fair market value of a share of the Company’s common stock on the date of the grant. A copy of the incentive stock option agreement issued to Mr. Sailer in connection with the initial grant of the Option reflecting these and other terms (the “Option Agreement”) is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

•	Additional benefits provided to Mr. Sailer pursuant to the Employment Agreement include participation in the Company’s employee benefits programs made available to similarly situated employees.

•

Pursuant to the Employment Agreement, upon termination by the Company without Cause or by the executive for Good Reason (as such terms are defined in the Employment Agreement), Mr. Sailer is entitled (in addition to other separation benefits described in the Employment Agreement) to severance payments equal to his base salary for 6 months, except in the case of termination by the Company without Cause or termination by Mr. Sailer for Good Reason within 12 months following a Change of Control (as such terms are defined in the Employment Agreement), in which case Mr. Sailer is entitled to severance payments equal to his base salary for 6 months (the “Change of Control Severance Benefit”), provided that, following Mr. Sailer’s continued employment with the Company for one full year, the Change of Control Severance Benefit is increased to an amount equal to his base salary for 12 months.

The foregoing descriptions of the Note, Amendment, Employment Agreement, and Option Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, and 10.4, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosures concerning the Note and Amendment, as set forth in Item 1.01 of this Current Report on Form 8-K, are hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Senior Secured Promissory Note of Emisphere Technologies, Inc., dated October 17, 2012

10.2	Amendment to Pledge and Security Agreement, by and among Emisphere Technologies, Inc. and MHR Institutional Partners IIA LP, dated October 17, 2012

10.3	Employment Agreement, dated October 15, 2012, between Carl V. Sailer and Emisphere Technologies, Inc.

10.4	Incentive Stock Option Agreement, dated October 15, 2012, between Carl V. Sailer and Emisphere Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

October 19, 2012	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Senior Secured Promissory Note of Emisphere Technologies, Inc., dated October 17, 2012

10.2	Amendment to Pledge and Security Agreement, by and among Emisphere Technologies, Inc. and MHR Institutional Partners IIA LP, dated October 17, 2012

10.3	Employment Agreement, dated October 15, 2012, between Carl V. Sailer and Emisphere Technologies, Inc.

10.4	Incentive Stock Option Agreement, dated October 15, 2012, between Carl V. Sailer and Emisphere Technologies, Inc.